EXHIBIT 99.1

For Release	Contact
Monday, February 5, 2001	Paul R. Streiber
3:30 PM CT	Ascendant Solutions
214.348.7200 ext. 298
ir@ascendantsolutions.com

Ascendant Solutions Announces Sale of Call Center to
eSpeed Fulfillment

Ascendant Solutions Completes Call Center Sale as Part of Focus on
Providing Supply Chain Solutions

GARLAND, Texas, Feb. 5 /PRNewswire/ -- Ascendant Solutions, Inc. (Nasdaq: ASDS - news) and eSpeed Fulfillment jointly announced today the sale of the Ascendant Solutions' call center division to eSpeed Fulfillment, Inc. The sale of its call center represents the final step in a series of actions that Ascendant Solutions announced last September when the company said it would exit the fulfillment and call center businesses to focus on becoming a leading business-to-business solutions provider.

Certain terms of this sale call for eSpeed Fulfillment to assume the call center facility, retain certain call center employees and managers, purchase call center related assets and continue to provide call center management services for Ascendant Solutions' clients. Financial terms of the transaction were not disclosed. The Company has not sold or transferred its rights to its proprietary Lynx or Omnigy systems; however it has licensed the systems to eSpeed Fulfillment to provide the software solution to support eSpeed Fulfillment's customers.

"Selling our call center to eSpeed is a definitive step in concentrating our resources on our supply chain initiative. Ascendant Solutions is focused on providing market-leading supply chain solutions designed to resolve various challenges in the rapidly growing B2B marketplace,'' said David E. Bowe, president and CEO of Ascendant Solutions, Inc. "We are selling the call center to a team with a stated commitment to provide ongoing service to call center customers.''

"We are very excited about this opportunity. Combining call center capabilities with our fulfillment capabilities gives us the ability to provide a fully integrated outsourced solution to our

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clients,'' said Jeff Zisk, founder, president and CEO of eSpeed Fulfillment, Inc. "By directly managing the call center, we will greatly enhance the quality of customer care to our clients and their customers.''

eSpeed Fulfillment is a privately held fulfillment company providing a total backend order management and logistics solution from the time a client's customer clicks to submit an order, through timely delivery of the product. eSpeed provides a total outsourced solution including order management, inventory fulfillment, call center, merchant services, customer support and more. For more info, call toll free 866.377.3331 or 214.343.2010, ext. 291; fax 214.503.0055; email inquiries@eSpeedFulfillment.com or visit www.eSpeedFulfillment.com.

Ascendant Solutions provides supply chain solutions for three business process areas: CommerceDirect, Supplier Enablement (e-procurement environment) and Sell-Side Demand Management. The Company offers business process expertise and experience, professional services, and outsourced software solutions that are scalable, leveragable, and repeatable. Omnigy delivers integrated customer relationship management (CRM), order management, fulfillment management, and e-procure supplier enablement in a cost effective, hosted environment. Further information on Ascendant Solutions can be found at http://www.ascendantsolutions.com.

This release includes forward-looking statements including statements concerning possible trends in our financial performance, our ability to successfully transition into a supply chain provider, the possible effects of our strategic repositioning and other matters. These statements are made under the ``Safe Harbor'' provisions of the Private Securities Litigation Reform Act of 1995 and involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, including but not limited to, the following: our ability to achieve or sustain profitability; our limited operating history; the risks associated with the failure of our solutions to achieve widespread market acceptance or meet specific client needs; significant client concentration; the fact that our client contracts are either short-term or terminable with minimal notice; systems risks and uncertainties, including rapid technological change and those related integration and implementation of our solutions platform; the risks related to the possible inability of our system to connect to and manage a larger number of clients; business conditions in the software industry generally; the impact of market competitors and their product and service offerings; and such other factors that are more fully detailed in our filings with the Securities and Exchange Commission, including our Form 10-K for the fiscal year ended December 31, 1999.

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